SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 10, 2004

THE EMPIRE DISTRICT ELECTRIC COMPANY

(Exact name of registrant as specified in charter)

Kansas

(State or other jurisdiction of incorporation)

1-3368	44-0236370
(Commission File Number)	(IRS Employer Identification Number)

602 Joplin Street, Joplin, Missouri	64801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (417) 625-5100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.               Departure of Directors or Principal Officers, Election of Directors, Appointment of Principal Officers.

Attached hereto as Exhibit 99.1 is a press release, which is incorporated by reference herein, issued by the Company on September 10, 2004 announcing the retirement of Mr. Robert L. Lamb from the Company’s Board of Directors at the end of January 2005.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.               Financial Statements and Exhibits.

(c)                                  Exhibits.  The following exhibits are furnished herewith:

Exhibit No.	Description

99.1	Press Release, dated September 10, 2004, announcing the retirement of Mr. Robert L. Lamb from the Company’s Board of Directors at the end of January 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

By	/s/	Gregory A. Knapp
	Name:	Gregory A. Knapp
	Title:	Vice President – Finance and Chief Financial Officer

Dated: September 10, 2004

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated September 10, 2004, announcing the retirement of Mr. Robert L. Lamb from the Company’s Board of Directors at the end of January 2005.